STOCKHOLDER AGREEMENT,   dated as of July 1, 1964 among the stockholders of
CONNECTICUT YANKEE ATOMIC POWER COMPANY ("Connecticut Yankee"), a Connecticut corporation, namely:

                                               State of
Stockholder                                  Incorporation
-----------                                  -------------


The Connecticut Light and Power Company      Connecticut
New England Power Company                    Massachusetts
Boston Edison Company                        Massachusetts
The Hartford Electric Light Company          Connecticut
The United Illuminating Company              Connecticut
Western Massachusetts Electric Company       Massachusetts
Central Maine Power Company                  Maine
Public Service Company of New Hampshire      New Hampshire
Montaup Electric Company                     Massachusetts
New Bedford Gas and Edison Light Company     Massachusetts
Cambridge Electric Light Company             Massachusetts
Central Vermont Public Service Corporation   Vermont

(collectively the "Stockholders" and individually the "Stockholder").

     It is agreed as follows:

1.   Relationship Among the Parties
     ------------------------------


          Connecticut Yankee has been organized to provide for the supply of power to the Stockholders. It has commenced the construction of a nuclear electric generating unit of the pressurized water type, which is being designed to have an initial gross capability of approximately 490 megawatts electric, at a site adjacent to the Connecticut River at Haddam Neck, Connecticut (the unit being herein, together with the site and all related facilities, referred to as the "Unit"). Construction of the Unit is being carried out under contract with Westinghouse Electric Corporation and Stone & Webster Engineering Corporation.

          By separate power contracts (the "Power Contracts") and capital funds agreements (the "Capital Funds Agreements") Connecticut Yankee is agreeing to sell the entire output of the Unit to the Stockholders and the Stockholders are agreeing to purchase the output and to provide Connecticut Yankee with necessary capital funds. The respective percentages of the capacity and output of the Unit to be purchased by the Stockholders will be the same as their respective percentages of stock ownership. The Stockholders' respective stock and entitlement percentages as of the date of this Agreement are as follows:

                                             Stock
                   Stockholder             Percentage
                                           ----------


The Connecticut Light and Power Company      25.0%
New England Power Company                    15.0%
Boston Edison Company                         9.5%
The Hartford Electric Light Company           9.5%
The United Illuminating Company               9.5%
Western Massachusetts Electric Company        9.5%
Central Maine Power Company                   6.0%
Public Service Company of New Hampshire       5.0%
Montaup Electric Company                      4.5%
New Bedford Gas and Edison Light Company      2.5%
Cambridge Electric Light Company              2.0%
Central Vermont Public Service Corporation    2.0%


New Bedford Gas and Edison Light Company proposes to transfer the Connecticut Yankee stock owned by it to Cambridge Electric Light Company. If this transfer is consummated, the Power Contract and Capital Funds Agreement between Connecticut Yankee and New Bedford Gas and Edison Light Company will be cancelled, and the Power Contract and Capital Funds Agreement between Connecticut Yankee and Cambridge Electric Light Company will be amended to increase Cambridge Electric Light Company's entitlement and stock percentages from 2.0% to 4.5%. Upon such cancellation of its Power Contract and Capital Funds Agreement New Bedford Gas and Edison Light Company shall cease to have any rights or obligations under this Agreement.

2.   Unanimous Consent to Certain Matters
     ------------------------------------


          The Stockholders will not cause or permit Connecticut Yankee to take any of the following actions unless the holders at the time of all of Connecticut Yankee's outstanding common stock consent thereto, by vote or otherwise:

               (a) the amendment in any material respect of any of the Power Contracts or Capital Funds Agreements;

               (b) the construction by Connecticut Yankee of an additional generating unit at the Haddam Neck site or elsewhere; and

               (c) participation by Connecticut Yankee, to a material extent, in any business other than the generation and sale of electric power.

However, the amendment of particular Power Contracts and Capital Funds Agreements to effect changes in entitlement and stock percentages shall not constitute such a material amendment, if, after the amendment, the sum of the entitlement percentages of all Stockholders under all Power Contracts then in force, and the sum of the stock percentages of all Stockholders under all Capital Funds Agreements then in force, continues to be 100%.

3.   Consent to Construction of Additional Units by Others
     -----------------------------------------------------


          The Stockholders will not cause or permit Connecticut Yankee to make any arrangement with respect to the construction and/or operation by one or more persons other than Connecticut Yankee of additional generating unit(s) at the Haddam Neck site unless the holders at the time of at least 66 2/3% of Connecticut Yankee's outstanding common stock consent thereto by vote. However, if the holders at the time of at least 66 2/3% of Connecticut Yankee's outstanding common stock vote to consent to such a proposed arrangement at a meeting of Stockholders duly held on at least 30 days' notice which shall specify in reasonable detail the proposed arrangement to be voted on, Connecticut Yankee may give effect to such arrangement by selling, leasing or otherwise transferring a portion of the site and of the facilities included in the Unit to one or more other persons proposing to construct additional generating unit(s) at the site, and by contracting with such person or persons with respect to operating and other matters.

          Any Stockholder who votes against such a proposed arrangement (a "dissenting Stockholder") shall have the right to require the Stockholders who do not vote against the arrangement (the "assenting Stockholders") to purchase the dissenting Stockholder's shares of Connecticut Yankee stock, if the dissenting Stockholder elects to require such purchase by written notice given to the other Stockholders before the meeting at which the vote in question is taken. The dissenting Stockholder shall designate in such notice the date on which such purchase will be effected, which date shall be not less than 90 days nor more than three years after the date on which the vote is taken.

          In the case of any such purchase of a dissenting Stockholder's shares, the assenting Stockholders shall be obligated to purchase the dissenting Stockholder's shares pro rata, according to their respective holdings of Connecticut Yankee's outstanding stock. However, the assenting Stockholders shall have the right to direct the dissenting Stockholder to transfer its shares and power entitlement to such of them and in such proportions as they may designate.

          The purchase price to be paid to a dissenting Stockholder for its shares pursuant to this Section shall be the book value thereof as of the date on which the vote in question is taken, as determined in accordance with the formula specified in Section 2 of Article VIII of Connecticut Yankee's By-Laws, as in effect on the date of this Agreement, plus interest thereon at the rate of
                                            ----

6% per annum, from such date to the date of purchase, minus the amount of any
                                                      -----

dividends or other distributions paid or payable with respect to such shares to stockholders of record on any date subsequent to the date of the vote and prior to the purchase date.

          The rights and obligations of the dissenting Stockholder and the assenting Stockholders with respect to a purchase of stock under this Section 3 shall be subject to the condition that all necessary regulatory approvals shall have been obtained with respect to the action to be taken by the seller and the action to be taken by the purchaser(s). The parties will use their best efforts to obtain, or to assist in obtaining, the foregoing regulatory approvals. If such regulatory approvals cannot be obtained prior to the specified purchase date, the dissenting Stockholder may postpone the closing by not more than 90 days by written notice to the assenting Stockholders.

          On the purchase date the dissenting Stockholder shall deliver the certificates representing its share of Connecticut Yankee stock to the designated purchaser(s) against payment of the purchase price by certified or official bank check in New York, Hartford or Boston Clearing House funds. Such certificates shall be duly assigned or accompanied by appropriate instruments of transfer, and the shares transferred shall be free and clear of all liens and encumbrances. All transfer and other similar taxes with respect to the transaction shall be paid by the seller.

          At the time of the closing the dissenting Stockholder shall assign to the purchaser(s), in such proportions as they may direct, all of the dissenting Stockholder's rights under its Power Contract and Capital Funds Agreement, free and clear of all liens and encumbrances, and the purchaser(s) shall assume, in the same proportions, all of the dissenting Stockholder's obligations under such agreements. Thereafter the dissenting Stockholder will be released, except as hereinafter provided, from all further obligations, and shall have no further rights, under such agreements and this Agreement. If at the time of the closing Connecticut Yankee has in effect a pledge and assignment for security purposes of its Power Contract and Capital Funds Agreement with the dissenting Stockholder, and the pledgee's consent is required for a complete release of the dissenting Stockholder from further obligations under any of such agreements, the parties will use their best efforts to obtain such consent. If such consent cannot be obtained prior to the purchase date, the dissenting Stockholder may elect not to go forward with the sale of its stock.

4.   Power Entitlement Upon Failure to Provide Additional Capital
     ------------------------------------------------------------


          If, as the result of any Stockholder's failure to provide capital to Connecticut Yankee as requested by Connecticut Yankee pursuant to Sections 4, 5, or 6 of such Stockholder's Capital Funds Agreement, such Stockholder's entitlement percentage under its Power Contract is in excess of its "capital percentage" (as hereinafter defined), then, in such event and so long as such condition continues, such Stockholder shall, if requested to do so by Stockholders whose respective entitlement percentages are less than their respective capital percentages, enter into appropriate arrangements to sell to such Stockholders at its cost some or all, as such Stockholders may from time to time determine, of its "excess power" (as hereinafter defined).

          For the purposes of this Section, (i) a Stockholder's "capital percentage" as of any time shall be the percentage which that portion of Connecticut Yankee's then outstanding capital theretofore provided by such Stockholder bears to the aggregate amount of Connecticut Yankee's then outstanding capital theretofore provided by all of the Stockholders, and (ii) a Stockholder's "excess power" as of any time shall be that amount of Connecticut Yankee's capacity and net electric output determined by subtracting such Stockholder's then capital percentage of such capacity and output from such Stockholder's entitlement percentage of such capacity and output.

5.   Cancellation of Power Contracts
     -------------------------------


          If at any time:

               (a) Stockholders owning more than 50% of Connecticut Yankee's outstanding common stock have cancelled their Power Contracts, pursuant to Section 9 thereof, because either (i) the Unit is damaged to the extent of being completely or substantially completely destroyed, or (ii) the Unit is taken by exercise of the right of eminent domain or a similar right or power, and
                                            ---


               (b) Connecticut Yankee has paid in full, or made adequate provision for the payment in full of, all its outstanding bonds and notes and other indebtedness and liabilities, other than its indebtedness to Stockholders for loans and advances made pursuant to Section 6 of the Capital Funds Agreements, then, and in such case, upon the request of any Stockholder who has theretofore so cancelled its Power Contract, the Stockholders whose Power Contracts are still in effect will forthwith cancel their respective Power Contracts pursuant to Section 9 thereof.

6.   Arbitration
     -----------


          In case any dispute shall arise as to the interpretation or performance of this Agreement which cannot be settled by mutual agreement, such dispute shall be submitted to arbitration. The parties shall if possible agree upon a single arbitrator. In case of failure to agree upon an arbitrator within

15 days after the delivery by any party to the others of a written notice requesting arbitration, any party may request the American Arbitration Association to appoint the arbitrator. The arbitrator, after opportunity for each of the parties to be heard, shall consider and decide the dispute and notify the parties in writing of his decision. Such decision shall be binding upon the parties, and the expenses of the arbitration shall be borne equally by them.

7.   Interpretation
     --------------


          The interpretation and performance of this Agreement shall be in accordance with and controlled by the law of the State of Connecticut.

8.   Addresses
     ---------


          Except as the parties may otherwise agree, any notice, request or other communication from a party to any other party, relating to this Agreement, or the rights, obligations or performance of the parties hereunder, shall be in writing and shall be effective upon delivery to the other party. Any such communication shall be considered as duly delivered when mailed to the respective post office address of the other party shown following the signature of such other party hereto, or such other post office address as may be designated by written notice given as provided in this Section 8.

9.   Successors and Assigns
     ----------------------


          This Agreement shall be binding upon and shall inure to the benefit of and may be performed by the corporate successors of the parties. No assignment of this Agreement, other than to a corporate successor to all or substantially all the electric business and property of a party, shall operate to relieve the assignor of its obligations under this Agreement without the written consent of the remaining parties hereto.
10.  Execution in Counterparts
     -------------------------


          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement shall become effective at such time as counterparts thereof have been executed by each of the parties and it shall not be a condition to its effectiveness that each of the parties have executed the same counterpart.

          IN WITNESS WHEREOF, the undersigned parties have executed this Stockholder Agreement dated as of July 1, 1964 by their respective officers thereunto duly authorized.
(Stockholder Agreement)
-----------------------



                         THE CONNECTICUT LIGHT AND POWER COMPANY
                         P.O. BOX 2010
                         Hartford, Connecticut 06101


                         By /s/ S. R. Knapp
                               --------------------

                                   Chairman




(Stockholder Agreement)
-----------------------



                         NEW ENGLAND POWER COMPANY
                         441 Stuart Street
                         Boston, Massachusetts 02116

                         By /s/ Robert F. Kramer
                               ------------------------

                                   President

(Stockholder Agreement)
-----------------------



                         BOSTON EDISON COMPANY
                         182 Tremont Street
                         Boston, Massachusetts 02112

                         By /s/ Charles F. Avila
                               -----------------------

                                   President





(Stockholder Agreement)
-----------------------



                         THE HARTFORD ELECTRIC LIGHT COMPANY
                         P.O. BOX 2370
                         Hartford, Connecticut 06101


                         By /s/ R. A. Gibson
                               ------------------

                                   Chairman


(Stockholder Agreement)
-----------------------



                         THE UNITED ILLUMINATING COMPANY
                         80 Temple Street
                         New Haven, Connecticut 06506


                         By /s/  William J. Cooper
                               ---------------------------

                                   President







(Stockholder Agreement)
-----------------------



                         WESTERN MASSACHUSETTS ELECTRIC COMPANY
                         174 Brush Hill Avenue
                         West Springfield, Massachusetts 01089


                         By /s/  Howard J. Cadwell
                               ------------------------

                                Chairman of the Board





(Stockholder Agreement)
-----------------------



                         CENTRAL MAINE POWER COMPANY
                         9 Green Street
                         Augusta, Maine 04332


                         By /s/  W. H. Dunham
                               ----------------------

                                   President









(Stockholder Agreement)
-----------------------



                         PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                         1087 Elm Street

                         Manchester, New Hampshire 03105


                         By /s/    D. Miller
                               -------------------------------

                                   President








(Stockholder Agreement)
-----------------------



                         MONTAUP ELECTRIC COMPANY
                         49 Federal Street
                         Boston, Massachusetts 02107


                         By /s/    Bill M. Perry
                               -----------------------

                                   President






(Stockholder Agreement)
-----------------------



                         NEW BEDFORD GAS AND EDISON LIGHT COMPANY
                         130 Austin Street
                         Cambridge, Massachusetts 02139

                         By /s/ John F. Rich
                                ---------------------------

                                   President



                         CAMBRIDGE ELECTRIC LIGHT COMPANY
                         130 Austin Street
                         Cambridge, Massachusetts 02139

                         By /s/ John F. Rich
                                ---------------------------

                                   President


(Stockholder Agreement)
-----------------------



                    CENTRAL VERMONT PUBLIC SERVICE CORPORATION
     77 Grove Street
                    Rutland, Vermont 05701